Reconciliation of cash and restricted cash to the consolidated balance sheets: - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Reconciliation of cash and restricted cash to the consolidated balance sheets:
Cash	$ 103,467,022	$ 51,634,374
Restricted cash	6,576,827	714,245
Restricted cash, non-current	13,375,915	6,511,407
Total cash and restricted cash	$ 123,419,764	$ 58,860,026